METROPOLITAN SERIES FUND, INC.	SUMMARY PROSPECTUS May 1, 2010

BlackRock Money Market Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus and other information about the Portfolio (including the documents listed below) online at www.metlife.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@metlife.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2010, and the financial statements of the Portfolio for the year ended December 31, 2009, including notes to the financial statements and financial highlights and the report of the Portfolio’s independent registered public accounting firm, which are included in the Annual Report of the Portfolio, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased certain variable life insurance policies and variable annuity contracts (collectively, “Contracts”) from Metropolitan Life Insurance Company and its affiliates and is not intended for other investors.

Investment Objective

High level of current income consistent with preservation of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. These fees and expenses are based on the year ended December 31, 2009, and are expressed as a percentage of the Portfolio’s average daily net assets over that period. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by the Contracts. See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.32%		0.32%		0.32%
Distribution and Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses(1)	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses(1)	0.34%		0.59%		0.49%
Fee Waiver(2)	(0.01%	)	(0.01%	)	(0.01%	)

Net Operating Expenses(1)(2)	0.33%		0.58%		0.48%

(1)	Other Expenses do not reflect fees paid in connection with the expired U.S. Treasury Temporary Guarantee Program for Money Market Funds, which were 0.03%.
(2)	MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio’s average daily net assets. This arrangement may be modified or discontinued prior to April 30, 2011, only with the approval of the Board of Directors of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that you reinvest all of your dividends and that the Portfolio’s operating expenses remain the same. The Example also assumes the expiration of the fee waiver agreement after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Class A	Class B	Class E
1 Year	$34	$59	$49
3 Years	$108	$188	$156
5 Years	$190	$328	$273
10 Years	$430	$737	$615

Principal Investment Strategies

BlackRock Advisors, LLC (“BlackRock”), subadviser to the Portfolio, invests the Portfolio’s assets in a managed portfolio of money market instruments. The Portfolio may invest in the highest quality, short-term money market instruments or in U.S. Government Securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities). The Portfolio may invest in commercial paper and asset-backed securities, including private placement transactions. The Portfolio also may invest in U.S. dollar-denominated securities issued by foreign companies or banks or their U.S. affiliates. The Portfolio may invest all of its assets in any one type of security.

Investment Selection

The Portfolio invests in short-term U.S. Government securities and corporate and asset-backed securities rated, at the time of purchase, in the highest rating category by any two of Standard & Poor’s, Moody’s, or any other nationally recognized rating services (or by one rating service if only one such rating service has rated the security). The Portfolio may invest in U.S. Government Securities and in unrated securities, if they are determined by BlackRock to be of comparable quality. Such securities include short-term corporate debt securities such as commercial paper, asset-backed securities, bank certificates of deposit, banker’s acceptances and master demand notes. The securities purchased by the Portfolio are also subject to the maturity, quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The Portfolio invests in securities maturing within 13 months or less from the date of purchase, with certain exceptions. For example, certain government securities held by the Portfolio may have remaining maturities exceeding 13 months if such securities provide for adjustments in their interest rates not less frequently than every 13 months.

Currently, the dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. After June 30, 2010, the dollar-weighted average portfolio maturity of the Portfolio may not exceed 60 days. However, the dollar-weighted average life to maturity of the Portfolio may be longer than 60 or 90 days because, among other things, certain variable rate debt instruments are considered, for purposes of calculating the Portfolio’s dollar-weighted average portfolio maturity, to mature sooner than when the principal amount of the debt must unconditionally be re-paid.

Primary Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Primary Risks of Investing in the Portfolio” in the Prospectus, any of which could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its objective, which are not described here.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates go down. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio.

Mortgage-Backed and Asset-Backed Securities Risk.    The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices.

Foreign Investment Risk.    Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject.

Past Performance

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. On July 1, 2001, State Street Research & Management Company (“State Street Research”) succeeded Back Bay Advisors, L.P. (“Back Bay Advisors”) as subadviser to the Portfolio. On January 31, 2005, BlackRock succeeded State Street Research as subadviser to the Portfolio. The performance information set forth below reflects the management of Back Bay Advisors, State Street Research and BlackRock.

The bar chart below shows you the performance of the Portfolio’s Class A shares for the last ten full calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with relevant index returns. For more information

BlackRock Money Market Portfolio

about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index.

Year-by-Year Total Return as of December 31 of Each Year

Highest Quarter	3rd – 2000	1.60%
Lowest Quarter	4th – 2009	0.00%

Average Annual Total Return as of December 31, 2009

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	0.42%	3.19%	2.92%	—	—
Class B	0.25%	2.95%	N/A	2.21%	5-1-01
Class E	0.30%	3.05%	N/A	2.45%	4-23-03
91-Day Treasury Bill Rate	0.16%	2.80%	2.74%	—	—
Merrill Lynch 3-Month U.S. Treasury Bill Index	0.21%	3.02%	2.99%	—	—
(Rate and index reflect no deduction for mutual fund fees or expenses.)

Management

Adviser.    MetLife Advisers, LLC (“MetLife Advisers”) is the Portfolio’s investment adviser. For more information about the adviser, please see “Additional Information about Management—The Adviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Subadviser.    BlackRock Advisors, LLC is the subadviser to the Portfolio. For more information about the subadviser, please see “Additional Information about Management—The Subadviser” in the Prospectus and “Advisory Arrangements” in the Statement of Additional Information.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Insurance Companies and Their Affiliates

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies that are affiliated with the Portfolio and MetLife Advisers. As a result of these affiliations, the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other unaffiliated portfolios. The Portfolio and its related companies may also make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services. The benefits to the insurance companies of offering the Portfolio over unaffiliated portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

BlackRock Money Market Portfolio

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